Investments in associates and joint ventures	12 Months Ended
Jun. 30, 2023
Investments in associates and joint ventures

8. Investments in associates and joint ventures

Changes of the Group’s investments in associates and joint ventures for the fiscal years ended June 30, 2023 and 2022 were as follows:

	06.30.2023	06.30.2022
Beginning of the year	34,765	42,978
Capital contributions (Note 30)	55	2,231
Share of profit / (loss)	2,622	(764)
Currency translation adjustment	(51)	(1,020)
Dividends (Note 30)	(319)	(7,731)
Reclassification to financial instruments	-	(320)
Others	-	(609)
End of the year (i)	37,072	34,765

(i)	Includes ARS (1) and ARS (17) reflecting interests in companies with negative equity as of June 30, 2023 and 2022, respectively, which are disclosed in “Provisions” (see Note 19).

Below is a detail of the investments and the values of the stake held by the Group in associates and joint ventures for the years ended as of June 30, 2023 and 2022, as well as the Group's share of the comprehensive results of these companies for the years ended on June 30, 2023, 2022 and 2021:

Name of the entity	% ownership interest			Value of Group's interest in equity		Group's interest in comprehensive income / (loss)
	06.30.2023	06.30.2022	06.30.2021	06.30.2023	06.30.2022	06.30.2023	06.30.2022	06.30.2021
Associates and joint ventures
New Lipstick	49.96%	49.96%	49.96%	243	308	(66)	149	(1,697)
BHSA (1)	29.91%	29.91%	29.91%	23,918	20,836	3,083	1,882	(2,673)
Condor (2)	-	21.70%	18.89%	-	-	76	916	(1,464)
Quality (3)	50.00%	50.00%	50.00%	6,987	8,316	(1,387)	(2,119)	(916)
La Rural SA	50.00%	50.00%	50.00%	1,214	524	705	(91)	(476)
GCDI (former TGLT S.A.)	27.82%	27.82%	27.82%	1,915	1,753	162	(1,559)	(7,625)
Other joint ventures	N/A	N/A	N/A	2,795	3,028	(2)	(962)	(8,531)
Total associates and joint ventures				37,072	34,765	2,571	(1,784)	(23,382)

Name of the entity	Place of business / Country of incorporation	Main activity		Latest financial statements issued
			Common shares 1 vote	Share capital (nominal value)	Profit / (loss) for the year	Shareholders’ equity
Associates and joint ventures
New Lipstick	USA	Real estate	23,631,037	(*) 47	(*) (2)	(*) (44)
BHSA (1)	Argentina	Financial	448,689,072	(**) 1,500	(**) 10,306	(**) 77,676
Quality (3)	Argentina	Real estate	1,421,672,293	2,843	(2,768)	13,645
La Rural SA	Argentina	Organization of events	714,998	1	719	1,896
GCDI (former TGLT S.A.)	Argentina	Real estate	257,330,595	925	(2,008)	6,885

(1)

BHSA is a commercial bank of comprehensive services that offers a variety of banking and financial services for individuals, small and medium businesses and large companies. The market price of the share is 34.95 pesos per share. The effect of the treasury shares in the BHSA portfolio is considered for the calculation.

(2)	See Note 4.B to the Consolidated Financial Statements as of June 30, 2022.
(3)	Quality is dedicated to the exploitation of the San Martín property (former property of Nobleza Piccardo S.A.I.C. and F.).

(*)	Amounts in millions of US Dollars under US GAAP.
(**)	Information as of June 30, 2023 according to IFRS

GCDI (former TGLT S.A.):

During the fiscal year ended at June 30, 2020, GCDI (former TGLT S.A.) and the Company entered into a recapitalization agreement, based on which IRSA increased its holding in GCDI (former TGLT S.A.) reason why it began to be considered an associate company.

During the fiscal year ended at June 30, 2021, GCDI (former TGLT S.A.) yielded significant losses and its business was affected by different factors related to the context in which it finds itself. Therefore, the Company decided to re-evaluate the recoverability of this asset.

For this reason and considering that the facts are public and have been openly communicated to the market, a test is carried out comparing the market value and the book value, valuing the investment considering the lower amount between the two of them. As of June 30, 2023, there were no changes in the situation described in the preceding paragraphs.

La Rural S.A.

 As publicly known, in December 2012 the National Executive Branch issued Executive Order 2552/12 that annulled an executive order dated 1991 which had approved the sale of the Palermo Fairgrounds (the Fairgrounds) to the Sociedad Rural Argentina (SRA); the effect of this new order was to revoke the sale transaction. Subsequently, on March 21, 2012, the National Executive Branch notified the SRA of said executive order and further ordered that the property be returned to the Argentine government within 30 subsequent days. Then, the SRA issued a press release publicly disclosing the initiation of legal actions and the obtaining of a precautionary measure for which Decree 2552/12 was suspended. The injunction requested was granted on January 4, 2013, by the National Chamber of Appeals in Civil and Commercial Federal Matters (CNACCF). After several appeals, motions, and various procedural steps, the injunction stands firm and in effect.

On August 21, 2013, the Supreme Court of Justice rejected the appeal filed by the Argentine government against the interim measure timely requested by the SRA.

Neither has IRSA been served notice formally nor is it a party involved in the legal actions brought by the SRA.

Given the potential dimension of the dispute, as it has been known to the public, we estimate that if Executive Order 2552/12 was found to be unconstitutional, such order shall have no legal effects either in Entertainment Holdings S.A. (EHSA) or in the acquisition by IRSA of an equity interest in EHSA. However, should the opposite happen, that is, a court order declaring the Executive Order 2699/91, this could have a real impact on acquired assets. In this scenario, the judicial decision may render the purchase of the Plot of Land by SRA null and void, and all acts executed by SRA in relation to the Plot of Land, including the right of use currently held by the entity where EHSA has an indirect equity interest, through vehicle entities, would also become null and void.

On March 11, 2016 La Rural S.A. was summoned as a third party in the case referred to above, and filed an answer to such summons on April 6, 2016.

On April 21, 2016 the National Government presented itself, requested the annotation of litis as a precautionary measure, opposed the exception of incompetence, raised the inadmissibility of the declaratory action of certainty, in subsidy, proceeded to answer the complaint. It also requested the suspension of the sentence until the criminal case is resolved and opposed, as a counterclaim, a motion declare the annulment of Decree 2699/91, as well as all those acts enacted in consequence of said decree.

By order of April 29, 2016, the National Government was presented, opposed to the exception raised, the claim in subsidy was contested and the action of injuriousness filed, and it ordered the transfer of the different Government proposals to the SRA.

On the same occasion, the precautionary measure for the annotation of the requested litigation was admitted under the responsibility of the National Government regarding the individualized properties in the process.

On June 19, 2017, the transfer of the exception of incompetence raised by the National Government was substantiated, which was answered by La Rural S.A. in June 2017. On the same occasion, SRA accused expiry of that previous exception in the terms of article 310 CPCCN, which was resolved by order of July 14, 2017.

On that occasion it was resolved to sustain the expiration filed by Sociedad Rural Argentina regarding the incident of exception of incompetence filed by the National Government. Therefore, the process was settled in the Civil and Commercial Federal jurisdiction.

On October 5, 2017, the Federal Oral Criminal Court No. 2 requested the referral of the proceedings in the context of the case: "Menem, Carlos Saúl and other s / inf. Art. 261, first paragraph of the CP ". For presentations of December 2017 and March 2018, SRA requested the Oral Court to return the proceedings in order to continue with the process.

On March 27, 2018, the Court decided to convict various Administration officials, including former President Carlos S. Menem and former Minister Domingo F. Cavallo, as necessary participants in the crime of peculation. Additionally, it resolved to acquit the authorities of the imputed Argentine Rural Society and it was decided to reject the request for restitution of the property requested by the AABE, leaving the decision on that matter in the hands of the Federal Civil and Commercial Court involved. The basics of the decision were published on May 28, 2018.

On February 27, 2020, the proceedings were considered returned to the Federal Civil and Commercial Court and the parties were ordered to notify their return.

On August 19, 2021, the Civil and Commercial Court decided to defer the treatment of the prescription exception opposed by Sociedad Rural with respect to the counterclaim of the government for the moment of sentencing, and also decided to reject the examination request of the paragraphs by the government. Against this last resolution, the government filed an appeal, which was admitted by resolution of September 8, 2021.

Finally, on February 2, 2022, the Chamber of Appeals upheld the proposal of the government and ordered that the considerations expressed by the SRA in Chapter 8 of the presentation of the response to the action of harmfulness be omitted, considering that such response was not admitted by the procedural system.

On March 7, 2022, the case was returned to the court of origin.

On May 11, 2022, the trial was opened.

On December 2, 2022, the National Government requested, among other matters, a preliminary resolution on the claim of unconstitutionality of decree 2552/12. On December 20, 2022, SRA opposed this request. Before addressing this issue, the Court requested the formation of the evidence notebooks from the parties. On April 17, 2023, the evidence notebooks were completed.

On May 23, 2023, SRA insisted that the proceedings be moved forward to address the National Government’s claims, aiming to preliminarily address the request for a declaration of unconstitutionality of Decree 2552/12; and timely, the mutual objections raised by the parties to the production of the offered evidence measures.

Since then, the proceedings are pending resolution.

As of the date of these Consolidated Financial Statements, there are no elements or evidence to suggest that the Society should return the property exploited by La Rural S.A., so it continues its activities normally. However, this estimate could change based on the progress of the legal process, so the Society will monitor its development. Given the details, the analysis to be carried out must consider these circumstances of uncertainty.

Set out below is summarized financial information of the associates and joint ventures considered to be material to the Group:

	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	% of ownership interest held	Interest in associate and joint venture	Goodwill and others	Book value
	06.30.2023
Associates
BHSA	520,170	139,246	572,821	6,593	80,002	29.91%	23,929	(11)	23,918
GCDI	14,898	26,748	17,971	16,790	6,885	27.82%	1,915	-	1,915
Joint ventures
Quality Invest (ii)	50	20,975	146	7,234	13,645	50.00%	6,823	164	6,987

	06.30.2022
Associates
BHSA	520,704	172,333	604,692	19,318	69,027	29.91%	20,646	190	20,836
GCDI	16,192	26,670	17,626	16,550	8,686	27.82%	2,417	(664)	1,753
Joint ventures
Quality Invest (ii)	131	24,771	152	8,448	16,302	50.00%	8,151	165	8,316
	Revenues	Net income / (loss)	Total comprehensive income / (loss)	Dividend distribution	Cash of operating activities	Cash of investing activities	Cash of financing activities	Changes in cash and cash equivalents
	06.30.2023 (i)
Associates
BHSA	168,559	10,306	10,306	-	8,077	(1,104)	8,051	15,024
GCDI	13,420	266	501	-	(563)	501	64	2
Joint ventures
Quality Invest (ii)	124	(2,768)	(2,768)	-	(325)	48	234	(43)

	06.30.2022 (i)
Associates
BHSA	116,506	6,295	6,295	-	71,590	(517)	(52,997)	18,076
GCDI	9,050	(4,590)	(4,503)	-	(2,850)	9,074	(5,454)	770
Joint ventures
Quality Invest (ii)	445	(4,236)	(4,236)	-	(90)	(71)	206	45

(i)	Information under GAAP applicable in the associate and joint ventures´ jurisdiction.
(ii)

In March 2011, Quality acquired an industrial plant located in San Martín, Province of Buenos Aires. The facilities are suitable for multiple uses. On January 20, 2015, Quality agreed with the Municipality of San Martin on certain re zoning and other urban planning matters (“the Agreement”) to surrender a non-significant portion of the land and a monetary consideration of ARS 40 million, payable in two installments of ARS 20 each, the first of which was actually paid on June 30, 2015. In July 2017, the Agreement was amended as follows: 1) a revised zoning plan must be submitted within 120 days as from the amendment date, and 2) the second installment of the monetary considerations was increased to ARS 76 million payables in 18 equal monthly installments. On March 8, 2018, it was agreed with the well-known Gehl Study (Denmark) - Urban Quality Consultant - the elaboration of a Master Plan, generating a modern concept of New Urban District of Mixed Uses. On July 20, 2020 we were notified of the granting of the Hydraulic Aptitude in pre-feasibility instance. On August 5, 2021, they were signed between Quality Invest S.A. and the Municipality of San Martín the following documents: 1) CLUB PERETZ CLUB AGREEMENT ACT CLOSING: It is agreed that within 48 hours of signing the same Quality will pay the certificates owed for the work in question already completed, releasing both parties from any claim regarding the Minutes signed on January 20, 2015 The amount owed (already checked and agreed between the parties) is ARS 19 million. and the execution of the works are described, detailed and carried out. As of June 30, 2022, the amount owed and the works are completed and paid, as well as the closing act signed. 2) COMPLEMENTARY AGREEMENT WITH THE MUNICIPALITY OF SAN MARTIN: In this agreement the completion of the Rodriguez Peña expansion work and the relocation and start-up of the EDENOR substation are agreed, according to the plan and specifications drawn up by TIS and that they are part of its annexes. In return, the certifications owed will be paid as follows: The total is for ARS 26 million: ARS 15 million- are paid 48 hours after signing this document and the balance (without any adjustment clause) at the time of the provisional reception of the work, where the definitive reception and Delivery Certificate will be signed. As of June 30, 2023, the aforementioned amount of ARS 11 million had not yet been paid (awaiting the administrative act by the Municipality to proceed), and at the same time, we are making the corresponding submissions to Hidráulica and the ADA (PBA) to complete the registration of the road and infrastructure project for the macro-blocks.

BHSA

BHSA is subject to certain restrictions on the distribution of profits, as required by BCRA regulations.

The Annual Shareholders' Meeting decided to allocate 35.1 million of Class D shares of a par value of ARS 1, to an employee compensation plan pursuant to Section 67 of Law 26,831. As of June 30, 2023, BHSA has a remnant of 25.2 million of such treasury shares. As of June 30, 2023, considering the effect of such treasury shares, the Group’s interest in BHSA amounts to 29.91%.

The Group estimated that the value in use of its investment in BHSA as of June 30, 2023 and 2022 amounted to ARS 25,676, ARS 20,868, respectively. The value in use was estimated based on the present value of future business cash flows. The main assumptions used were the following:

-	The Group considered 9 years as the horizon for the projection of BHSA cash flows, including perpetual value.
-	The “Private BADLAR” interest rate was projected based on internal data and information gathered from external advisors.
-	The projected inflation and exchange rate was estimated in accordance with internal data and external information provided by independent consultants.
-	The discount rate used to discount actual dividend flows was 18.51% in 2023 and 15.64% in 2022.
-	The sensitivity to a 1% increase in the discount rate would be a reduction in the value in use of ARS 1,741 for 2023 and of ARS 1,638 for 2022.

                The estimated value in use exceeds the book value of the investment, because of that, no adjustment was necessary on the recorded value of the investment.

Puerto Retiro (joint venture):

At present, this 8.3-hectare plot of land is affected by a zoning regulation defined as U.P. which prevents the property from being used for any purposes other than strictly port activities.

Puerto Retiro was involved in a judicial bankruptcy action brought by the National Government. The current Board of Directors would not be held personally liable with regard to this action. Management and legal counsel of the Company believe that there are sufficient legal and technical arguments to consider that the petition for extension of the bankruptcy case will be dismissed by the court. However, in view of the current status of the action, its result cannot be predicted.

Moreover, Tandanor filed a civil action against Puerto Retiro S.A. and the other defendants in the criminal case for violation of Section 174 (5) based on Section 173 (7) of the Criminal Code of Argentina. Such action seeks -on the basis of the nullity of the decree that approved the bidding process involving the Dársena Norte property- the restitution of the property and a reimbursement in favor of Tandanor for all such amounts it has allegedly lost as a result of a suspected fraudulent transaction involving the sale of the property. Puerto Retiro has presented the allegation on the merit of the evidence, highlighting that the current shareholders of Puerto Retiro did not participate in any of the suspected acts in the criminal case since they acquired the shares for consideration and in good faith several years after the facts told in the process. Likewise, it was emphasized that the company Puerto Retiro is foreign to the bidding / privatization carried out for the sale of Tandanor shares. On September 7, 2018, the Oral Federal Criminal Court No. 5 rendered a decision. According to the sentence read by the president of the Court, Puerto Retiro won the preliminary objection of limitation filed in the civil action. However, in the criminal case, where Puerto Retiro is not a party, it was ordered, among other issues, the confiscation (“decomiso”) of the property owned by Puerto Retiro known as Planta I. The grounds of the Court’s judgment were read on November 11, 2018. From that moment, all the parties were able to present the appeals. Given this fact, an extraordinary appeal was filed, which was rejected, and as a result, a complaint was filed for a rejected appeal, which was granted. Consequently, the appeal is under study in the Argentine Supreme Court of Justice.

In the criminal action, the claimant reported the violation by Puerto Retiro of the injunction ordered by the criminal court consisting in an order to stay (“prohibición de innovar”) and not to contract with respect to the property disputed in the civil action. As a result of this complaint, the Federal Oral Court No. 5 formed an incident and ordered and executed the closure of the property where the lease agreements with Los Cipreses S.A. y Flight Express S.A. were being executed, in order to enforce compliance with the measure before mentioned. As a result of this circumstance, it was learned that the proceedings were turned over to the Criminal Chamber for the allocation of the court to investigate the possible commission of a crime of disobedience. As of the date of issuance of these Consolidated Financial Statements there has been no news about the progress of this cause.

Faced with the evolution of the legal cases that affect it and based on the reports of its legal advisors, Puerto Retiro Management has decided to register in fiscal year 2019 an allowance equivalent to 100% of the book value of its investment property, without prejudice to reverse it when a favorable ruling is obtained in the interposed actions.